Other non-current liabilities (Detail) - CNY (¥) ¥ in Thousands	Dec. 31, 2021	Dec. 31, 2020
Other non-current liabilities
Government grants - Environmental subsidies	¥ 1,103,425	¥ 1,102,074
Government grants - Other government grants	1,089,689	324,325
Contract liabilities	2,894,543	2,623,764
Other deferred income	33,432	41,324
Others	969,900	758,058
Subtotal	6,090,989	4,849,545
Current portion of other non-current liabilities	(68,972)	(65,277)
Subtotal	(68,972)	(65,277)
Total	¥ 6,022,017	¥ 4,784,268